                                  EXHIBIT 10.55

                   PREFERRED STOCK WARRANT PURCHASE AGREEMENT

         THIS PREFERRED STOCK WARRANT PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the ________ day of November 2000, by and among INTERACTIVE TELESIS INC. a Delaware corporation (the "Company"), and HAMBRECHT & QUIST GUARANTY FINANCE, LLC, a California limited liability company ("H&QGF"). H&QGF shall be referred to herein as the "Investor." As used in this Agreement, the term "Shares" shall mean the shares of the Company's Series A Convertible Preferred Stock (and shares of such class of stock into which it is convertible, if applicable) issuable from time to time upon exercise of the Warrants, as defined in Section 1.1 below, or upon exercise of the rights to convert the Warrants, as provided under Section 7 of the Warrant (the "Conversion Rights").

         THE PARTIES HERETO AGREE AS FOLLOWS:

         ARTICLE 1.     SALE AND PURCHASE OF WARRANTS; CLOSING.

                        1.1 SALE AND PURCHASE OF WARRANTS. The Company agrees to sell to the Investor and the Investor agrees to purchase from the Company for a purchase price of three thousand nine hundred forty-seven dollars and thirty-seven cents ($3,947.37), a warrant in the form attached hereto as Exhibit A to purchase 394,737 shares of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") at an initial per share exercise price of $1.52 at any time on or before November ___, 2007. The warrants to be issued to Investor hereunder shall be referred to collectively herein as the "Warrants" and individually as a "Warrant".

                        1.2 CLOSING. The issuance of the Warrants shall take place on the even date hereof, or on such other date as the parties shall mutually agree (the "Closing"). At the Closing, the Company shall cause to be delivered to the Investor the Warrants issued in the name of such Investor and Investor shall pay the Company $3,947.37 by check, wire transfer or such other means as shall be reasonably designated by the Company.

         ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby agrees and represents and warrants to the Investor as follows:

                        2.1 CORPORATE STATUS. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite legal and

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corporate power and authority to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.

                        2.2 CAPITALIZATION. Immediately prior to the Closing, the authorized capitalization of the Company will consist of that which is described on Schedule 1. Except as provided in Schedule 1, there are no outstanding rights, options, warrants or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

                        2.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the authorization, issuance and delivery of the Warrants, the reservation of the Shares issuable upon the exercise thereof, the reservation of shares of Common Stock issuable upon the conversion of such Shares, and the grant of registration rights to the Investor, has been taken or will be taken prior to Closing. The person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Company. When executed and delivered, this Agreement will constitute a valid and binding obligation of the Company.

                        2.4 CORPORATE POWER. The Company has all requisite legal and corporate power and authority to enter into this Agreement and all requisite legal and corporate power and authority to issue and deliver the Warrants and the Shares and to carry out and perform its obligations under the terms and conditions of this Agreement.

                        2.5 VALIDITY OF WARRANTS. The Warrants to be issued and delivered pursuant to this Agreement shall constitute a valid and binding obligations of the Company. The Shares and the shares of Common Stock issuable upon conversion of the Shares have been duly and validly reserved, and when issued in accordance with the terms of the Warrants shall be duly authorized, validly issued, fully paid and nonassessable and free of any liens or encumbrances except for restrictions on transfer provided for under applicable federal and state securities laws. During the period within which the purchase rights represented by the Warrants may be exercised, the Company shall at all times have authorized, and reserved for issuance upon exercise of the Warrants or upon exercise of the Conversion Right, a sufficient number of shares of Preferred Stock to provide for the issuance of the Shares and issuance of shares of Common Stock upon conversion of the Shares. The issuance of such Preferred Stock and Common Stock is not and will not be subject to any preemptive rights or rights of first refusal except such as have been effectively waived.

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                        2.6 COMPLIANCE  WITH OTHER  INSTRUMENTS.  The Company is
not in violation of, conflict with or default under (i) any provision of its amended and restated certificate of incorporation or bylaws, or (ii) any contract, instrument, judgment, order, writ or decree to which it or any of its subsidiaries is a party or by which it or any of them is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company or any of its subsidiaries, except in the case of clause (ii) as would not have a material adverse effect on the assets, condition, or properties of the Company and its subsidiaries taken as a whole, financial or otherwise (a "MAE"). The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, including the authorization, issuance and delivery of the Warrants, the reservation of the Shares issable upon exercise thereof and the grant of registration rights to the Investor, will not, with or without the passage of time and giving of notice, result in any such violation, conflict or default, or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or any of its subsidiaries or the suspension, revocation, impairment or forfeiture of any material permit, license, authorization, or approval applicable to the Company or any of its subsidiaries.

         ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor represents and warrants to the Company that:

                        3.1 AUTHORIZATION. The person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Investor. When executed and delivered, this Agreement will constitute the Investor's valid and legally binding obligation.

                        3.2 INVESTMENT REPRESENTATIONS.

                                    (a) The  Investor  understands  that the
Warrants and the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and will be issued pursuant to an exemption from registration contained in the Act based in part upon the representations of the Investor contained herein.
                                    (b) The  Investor is acquiring  the Warrants
and the Shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof.

                                    (c) The Investor is a  sophisticated
investor experienced in venture capital investing and able to fend for itself. The Investor is able to bear the economic risk of the purchase of the Warrants and the Shares, including a complete loss of the Investor's investment. The Investor has been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants

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and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as it has deemed necessary or desirable.

         ARTICLE 4. CONDITIONS OF THE INVESTOR'S OBLIGATIONS AT THE CLOSING. The obligation of the Investor to purchase the Warrants is subject to the fulfillment to its satisfaction, or its written waiver thereof, prior to or at the Closing, of each of the following conditions:

                        4.1  REPRESENTATIONS  AND  WARRANTIES.  The
representations and warranties of the Company contained in Article 2 hereof shall be true and correct in all material respects on and as of the Closing.

                        4.2 CORPORATE ACTION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been taken.

                        4.3 OPINION OF COUNSEL. There shall have been delivered to the Investor an opinion of the Company's counsel dated as of the date of the Closing in substantially the form attached hereto as Exhibit B.

                        4.4 DELIVERY OF WARRANTS. There shall have been delivered to the Investor the Warrants.

                        4.5 GOVERNMENTAL CONSENTS. All permits, consents, approvals, orders and authorizations, if any, which the Company is required to obtain from, and all registrations, qualifications, designations, declarations and filings which the Company is required to make with, any Federal or state governmental authority of the United States in connection with the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the issuance and delivery of the Warrants to the Investor pursuant to this Agreement, except post-sale filings, which may be required under the Blue Sky laws of any applicable states, shall have been duly obtained or made and shall be effective on and as of the Closing.

                        4.6 REGISTRATION RIGHTS. The Company shall provide the Investor such evidence as the Investor may require that all corporate action on the part of the Company, its officers, directors and shareholders necessary for the grant of registration rights pursuant to Section 6 hereof has been taken prior to the Closing.

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                        4.7  DELIVERY OF OTHER  DOCUMENTS.  The Company  shall
have delivered the Registration Rights Agreement to the Investor in satisfactory form.

         ARTICLE 5. CONDITION OF THE COMPANY'S OBLIGATIONS AT THE CLOSING. The obligation of the Company to issue the Warrants to the Investor is subject to the fulfillment to its satisfaction, or its written waiver thereof, prior to or at the Closing, of the following conditions:

                        5.1  REPRESENTATIONS  AND WARRANTIES.  The
representations and warranties of the Investor contained in Article 3 hereof shall be true and correct on and as of the Closing.

                        5.2 PAYMENT OF PURCHASE PRICE. The Investor shall pay the Company an aggregate of $3,947.37.

                        5.3 GOVERNMENTAL CONSENTS. All permits, consents, approvals, orders and authorizations, if any, which the Company is required to obtain from, and all registrations, qualifications, designations, declarations and filings which the Company is required to make with, any Federal or state governmental authority of the United States in connection with the execution, delivery or performance of this Agreement, the consummation of the transactions contemplated hereby or the issuance and delivery of the Warrants to the Investor pursuant to this Agreement, except post-sale filings, which may be required under the Blue Sky laws of any applicable states (which the Company hereby agrees to make in accordance with such laws), shall have been duly obtained or made and shall be effective on and as of the Closing.

         ARTICLE 6. REGISTRATION RIGHTS. The Company shall use its best efforts to cause the Registration Rights Agreement, dated as of even date herewith, to remain in full force and effect and the Company shall comply in all respects with the terms thereof.

                        6.1 "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company on Form S-1, SB-1 or SB-2 and maintained in full force and effect during the Commitment Period and up until and including the one-year anniversary of the expiration of the Equity Line of Credit Agreement sufficient to cover registration of the maximum amount of Common Stock issuable upon conversion of the Warrant Shares offered to the Investor under this Warrant Purchase Agreement (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, and the Warrant and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

                        6.2 "REGISTRABLE SECURITIES" shall mean the Common Stock issuable upon the conversion of (a) the Put Shares, (b) the Dividend Shares, (c) the Warrant Shares, (d) the Blackout Shares and any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) the Registration Statement has been declared effective by the SEC and all Registrable Securities have been disposed of pursuant to the Registration Statement, (x) all Registrable Securities have been, or could be in any three-month period, sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (y) such time as all Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (z) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, all Registrable Securities may be sold without registration or the need for an exemption from any registration requirements and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

         ARTICLE 7.     TRANSFERS OF CERTAIN RIGHTS

                        7.1 TRANSFERS. The rights granted under Article 6 may be transferred to any person or entity acquiring Warrants or Shares; provided, however, that the Company is given written notice by the transferor and the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned and provided, further, that as a condition to such transfer, any such transferee deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Investor under
Article 6 and Article 9 to the same extent as if such transferees were an Investor hereunder.

                        7.2 SUBSEQUENT TRANSFERS A transferee to whom rights are transferred pursuant to this Article 7 may not again transfer such rights to any other person or entity, other than as provided in Section 7.1 above.

         ARTICLE 8. FINANCIAL STATEMENTS. So long as the Investor continues to hold a Warrant or any Registrable Shares, the Company shall deliver to the Investor, in the form and substance satisfactory to the Investor:

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                  a) Immediately upon filing with the SEC, all financial
         statements so filed; or,

                  b) In the event that the Company is no longer required to file periodic or other reports with the SEC, as soon as practicable (i) after the end of each fiscal year, and in any event within 90 days thereafter, the Company will provide the Investor with the Company's annual audited consolidated financial statements (consisting of a consolidated profit or loss statement for such fiscal year, a consolidated balance sheet of the Company as of the close of the fiscal year, and a consolidated statement of cash flows for such fiscal year, certified by independent public accountants of recognized national standing selected by the Company and satisfactory to Investor) and (ii) as soon as practicable after the end of each of the first three fiscal quarters and in any event within forty five (45) days thereafter, the Company will provide the Investor with quarterly unaudited consolidated financial statements. The right to receive financial statements under this Section 8 may be transferred to any subsequent holder of the Warrants who acquires the right to purchase not fewer than 25% of the Shares acquired pursuant to this Agreement (as appropriately adjusted for stock splits, stock dividends, stock subdivision and stock combinations with respect to underlying shares).

         ARTICLE 9.     MISCELLANEOUS.

                        9.1 AGREEMENT IS ENTIRE CONTRACT. This Agreement, including the Exhibits and Schedule 1 hereto, constitutes the entire contract between the parties hereto with respect to the subject matter hereof.

                        9.2 EXPENSES. Each party to this Agreement shall bear its own expenses incurred in connection with the negotiation, preparation, execution and consummation of this Agreement; however, the Company shall pay the legal fees and expenses in reimbursement of fees paid by Investor to its counsel in connection with the preparation and negotiation of the Warrants and all disbursements and expenses of the counsel to the Investor.

                        9.3  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.
The representations, warranties, covenants and agreements of the Company and the Investor contained herein or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                        9.4 SEVERABILITY. If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

                        9.5 COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:
INTERACTIVE TELESIS INC.

By:
   --------------------------------------------------
Name:    William R. Adams
     ---------------------------------------
Title:   Secretary and Chief Financial Officer
      -----------------------------------------------



INVESTOR:
HAMBRECHT & QUIST GUARANTY FINANCE, LLC

By:
   --------------------------------------------------
Name:    Donald M. Campbell
     ------------------------------------------------
Title:   Chief Executive Officer
      -----------------------------------------------

                     EXHIBIT A TO WARRANT PURCHASE AGREEMENT

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND RULES. NO SALE, OFFER TO SELL OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS WARRANT OR ISSUABLE UPON THE EXERCISE HEREOF SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT, AND APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS FOR SUCH LAWS AS MAY THEN BE IN EFFECT, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                           WARRANT TO PURCHASE SHARES
                         OF CONVERTIBLE PREFERRED STOCK

Company:                 Interactive  Telesis  Inc.  (the
                         "Company"),  and any  corporation  that
                         shall succeed to the obligations of the
                         Company under this Warrant.

Number of Shares:        394,737

Class of Stock:          Series A Convertible Preferred Stock

Initial Warrant Price:   $1.52

Expiration Date:         November ___, 2007

Date of Grant:           November ___, 2000

         THIS CERTIFIES THAT, for $3,947.37, Hambrecht & Quist Guaranty Finance, LLC, a California limited liability company ("H&QGF"), or nominees, is entitled to purchase the above number (as adjusted pursuant to Section 5 hereof) of fully paid and nonassessable shares of the above Class of Stock of the Company at the Warrant Price (as defined in Section 1.5 hereof), subject to the provisions and upon the terms and conditions set forth herein.

                   DEFINITIONS. As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

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                   1.1 "ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder, as shall be in effect from time to time.

                   1.2 "COMMON STOCK" shall mean shares of the presently authorized common stock of the Company and any stock into which such common stock may hereafter be exchanged.

                   1.3 "HOLDER" shall mean any person who shall at the time be the holder of this Warrant.

                   1.4 "SHARES" shall mean the shares of the Class of Stock that the Holder is entitled to purchase upon exercise of this Warrant, as adjusted pursuant to Section 5 hereof.

                   1.5 "WARRANT PRICE" shall be the Initial Warrant Price at which this Warrant may be exercised, as adjusted pursuant to Section 5 hereof.

         2. TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, on or before the Expiration Date; provided, however, that the Warrant may not be exercised prior to the sixty-first (61st) day after the expiration of the Commitment Period (as defined in that Equity Line of Credit Agreement dated November ____, 2000 between the Company and H&QGF, as amended (the "Equity Agreement") unless (a) the number of shares of Registrable Securities issuable to H&QGF upon exercise of the Warrant and any prior warrant issued to H&QGF (assuming conversion of the Class of Stock into Common Stock), together with (b) the Put Shares which the Company is then entitled to Put (as such terms are defined in the Equity Agreement) (assuming conversion of such Put Shares into Registrable Securities) would not exceed the limitation set forth in
Section 7.2(h) of the Equity Agreement.

          3.      EXERCISE OF WARRANT; PAYMENT; ISSUANCE OF NEW WARRANT.

                  3.1 Subject to Section 2 hereof, the purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Appendix A duly executed) at the principal office of the Company and by the payment to the Company, by check made payable to the Company drawn on a United States bank and for United States dollars, or by wire transfer to an account of the Company, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. In the event of any exercise of the purchase right described in this Section 3, a certificate(s) for the Shares so purchased shall be delivered to the Holder within thirty (30) days of receipt of such payment and, unless this Warrant has been fully exercised or expired, a new Warrant (dated as of the date hereof) representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such thirty (30) day period. All shares of the Class of Stock, Common Stock or other securities issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company will pay all taxes in respect of the issuance thereof (other than any transfer tax or any income or capital gain taxes payable by the Holder).

                  3.2 Unless covered by an effective registration statement at that time, the Company may require that such certificate or certificates and any new Warrant contain on the face thereof a legend substantially as follows:

                  The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and rules. No sale, offer to sell or transfer of the securities represented by this certificate shall be made unless a registration statement under such act, and applicable state securities laws with respect to such securities is then in effect, or pursuant to an exemption from such registration requirements for such laws as may then be in effect, or an opinion of counsel reasonably satisfactory to Company and its counsel that such registration is not required.

4.      ADJUSTMENT OF NUMBER AND KIND OF SHARES AND ADJUSTMENT OF WARRANT PRICE.

                  4.1 CERTAIN DEFINITIONS: As used in this Section 4, the following terms shall have the following respective meanings:

                  (a) OPTIONS: rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities.

                  (b) CONVERTIBLE SECURITIES: any evidence of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  4.2 ADJUSTMENTS: The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                   (a) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the case of any reclassification of the Common Stock, or any reorganization, consolidation or merger of the Company with or into another corporation (other than a merger or reorganization with respect to which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock) (a "Reclassification"), the Company, or such successor corporation, as the case may be, shall execute a new warrant providing that the Holder shall have the right to exercise such new warrant and upon such exercise to receive, in lieu of each share of the Class of Stock theretofore issuable upon exercise of this Warrant, the number and kind of securities receivable upon such reclassification, reorganization, consolidation or merger by a holder of shares of the Class of Stock for each such share of the Class of Stock. The aggregate Warrant Price of the new warrant shall be the aggregate Warrant Price in effect immediately prior to the Reclassification, and the Warrant Price per share shall be appropriately increased or decreased. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Warrant Price and to the number of shares issuable upon exercise of this Warrant. The provisions of this subsection (a) shall similarly apply to successive Reclassifications.

                   (b) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding; and unexpired shall split, subdivide or combine the Class of Stock for which this Warrant is then exercisable, the Warrant Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination. Any adjustment under this subsection (b) shall become effective when the split, subdivision or combination becomes effective.

                   (c) STOCK DIVIDENDS. If the Company at any time while this Warrant remains outstanding and unexpired shall pay a dividend with respect to the Class of Stock for which this Warrant is then exercisable, payable in shares of that Class of Stock, Options, or Convertible Securities, the Warrant Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distributions, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of that Class of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of the same Class of Stock outstanding immediately after such dividend or distribution (including shares of that Class of Stock issuable upon exercise, conversion or exchange of any Option or Convertible Securities issued as such dividend or distribution). If the Options or Convertible Securities issued as such dividend or distribution by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company, or any increase in the number of shares issuable upon exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price shall, upon any such decrease or increase becoming effective, be reduced to reflect such decrease or increase as if such decrease or increase became effective immediately prior to the issuance of the Options or Convertible Securities as the dividend or distribution. Any adjustment under this subsection (c) shall become effective on the record date.

                   (d) OTHER SECURITIES. In the event the Company at any time or from time to time after the issuance of this Warrant makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each such event, provision shall be made so that the Holder shall receive, upon exercise hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had this Warrant been exercised (assuming conversion of the Class of Stock into Common Stock) on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by such Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 4 with respect to the rights of the Holder.

                   (e) NEW SECURITIES. If the Company, at any time while this Warrant remains outstanding and unexpired, shall issue additional shares of Common Stock, Options or Convertible Securities at a price per share below the Warrant Price (except for (i) issuances under the Equity Agreement, and (ii) grants of awards of options or restricted stock to employees or consultants of the Company approved by the Company's Board of Directors pursuant to an equity incentive or similar plan, and (iii) issuances of up to and including $1,000,000 under the Reichmann Transaction), the Warrant Price shall be reduced to such price. Notwithstanding the foregoing, the Company shall not be required to make any adjustment to the Warrant Price in the case of the issuance of shares of Common Stock, Options or Convertible Securities upon the exercise of any options or warrants outstanding as of the Date of Grant.

                   4.3 ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to Section 4.2 hereof, the number of Shares issuable upon exercise of this Warrant shall be adjusted to the product obtained by multiplying the number of Shares issuable immediately prior to such adjustment in the Warrant Price by a fraction (a) the numerator of which shall be the Warrant Price immediately prior to such adjustment, and (b) the denominator of which shall be the Warrant Price immediately after such adjustment.

         5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price shall be adjusted pursuant to Section 4 hereof, the Company shall issue a certificate signed by its chief financial officer or chief executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Warrant Price after giving effect to such adjustment and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

         6. RIGHT TO CONVERT WARRANT INTO STOCK.

                   6.1 CONVERSION PRICE. The conversion price ("Conversion Price") of one share of the Class of Stock for which this Warrant is then exercisable is determined as, for the three months prior to any conversion of the Warrant into such Class of Stock:

                   (a) if the Common Stock is publicly traded, the product of
         (a) the highest closing sale price or, if no closing sale price is reported, the highest daily average between the ask and bid prices of the Common Stock quoted on any exchange or over-the-counter market on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of THE WALL STREET JOURNAL, and (b) the number of shares of Common Stock into which each share of the Class of Stock for which this Warrant is then exercisable is then convertible, if applicable; or,

                   (b) if the Common Stock is not traded in an over-the-counter market or on an exchange, the highest fair market value of a single share of the Class of Stock for which this Warrant is then exercisable, as determined in good faith by the Company's Board of Directors' provided; however, that if the Holder disputes in writing the fair market value determined by the Board of Directors within thirty (30) days of being informed of such fair market value, the fair market value shall be determined by an independent appraiser, appointed in good faith by the Company's Board of Directors.

                   6.2 RIGHT TO CONVERT. In addition to the rights granted under Section 3 of this Warrant, the Holder shall have the right to require the Company to convert this Warrant (the "Conversion Right") into shares of the Class of Stock for which the Warrant is then exercisable, as provided in this
Section 6. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Price) that number of shares of stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time of the Conversion Right is exercised (determined by subtracting the aggregate Warrant Price immediately prior to the exercise of the Conversion Right from the aggregate Conversion Price) by (y) the Conversion Price.

                   6.3 METHOD OF EXERCISE. The Conversion Right may be exercised at any time by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right. Certificates evidencing the Shares issuable exercise of the Conversion Right shall be delivered to the Holder within thirty (30) days following determination of the Conversion Price.

                   6.4 AUTOMATIC CONVERSION PRIOR TO EXPIRATION. To the extent this Warrant is not previously exercised, and if the Conversion Price is greater than the Warrant Price per share on the expiration date, this Warrant shall be deemed automatically exercised in accordance with Section 6.2 hereof (even if not surrendered) immediately before its expiration. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this
Section 6.4, the Company agrees to notify Holder within a reasonable period of time of the number of shares of the Class of Stock, if any, Holder is to receive by reason of such automatic exercise. The Company shall issue to the Holder certificates for the Shares issued upon such automatic conversion in accordance with Section 6.3 above, although the Company may condition receipt of the certificate upon surrender of the Warrant to the Company.

         7. TRANSFERABILITY AND NON-NEGOTIABILITY OF WARRANTS AND SHARES. This Warrant and the Shares issued upon exercise hereof may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). Subject to the provisions of this Section 7, title to the Warrant may be transferred in the same manner as a negotiable instrument transferable by endorsement and delivery.

         8. NOTICES. The Company shall mail any notice hereunder to the registered Holder of the Warrant, at its last known post office address appearing on the books of the Company, not less than ten (10) days prior to the date on which (a) a record will be made for the purpose of determining the Holders of Common Stock entitled to dividends or subscription rights, or (b) a record will be made (or in lieu thereof, the transfer books will be closed) for the purpose of determining the Holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

         9. MISCELLANEOUS. No fractional shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the fair market value of the fractional share. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns. This Warrant shall be construed under the laws of the State of Delaware, without regard to choice of law provisions. The parties agree to submit to the jurisdiction of the Delaware courts for the purpose of resolving any such disputes, and further agree that venue for any action brought hereunder shall lie exclusively in such courts. The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the "holder of" include the immediate

Holder of shares purchased on the exercise of this Warrant, and the word "Holder" shall include the plural thereof. The titles of the sections and the subscriptions of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in the Warrant shall be deemed to include masculine, feminine and neuter forms.

         IN WITNESS WHEREOF, this War-rant has been duly executed by the undersigned, as of the Date of Grant shown above.

INTERACTIVE TELESIS INC.


By:   ----------------------------------------------


Name: William R. Adams
      ----------------------------------------------


Title: Secretary and Chief Financial Officer
      ----------------------------------------------

                                                           APPENDIX A TO WARRANT

                               NOTICE OF EXERCISE

     The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects, pursuant to Section 3 of the Warrant, to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _____ shares of the Class of Stock of to which such Warrant relates and herewith makes payment of $___________ therefor in cash, wire transfer or by certified check and requests to be delivered to the undersigned, the address for which is set forth below the signature of the undersigned.

Dated:  ___________________
                                  Name of Holder: __________________________



                            By:   __________________________________________
                                  (Signature of Authorized Officer)
                            Name: __________________________________________
                            Title: _________________________________________

                                                           APPENDIX B TO WARRANT

                               NOTICE OF EXCHANGE

     The undersigned, the Holder of the foregoing Warrant, hereby elects, pursuant to Section 6 of the Warrant, to exercise the purchase rights to purchase shares of the Class of Stock covered by such Warrant and herewith makes payment in full therefor by surrender of such Warrant, and requests that certificates for such Shares (and any other securities or property deliverable upon such exchange including a revised warrant) be issued in the name of the undersigned and delivered to its address as set forth in the Warrant.


Dated:  ____________________________________

                    Name of Holder:


                    By:   _______________________________________________
                                 (Signature of Authorized Officer)

                    Title: ______________________________________________

                     EXHIBIT B TO WARRANT PURCHASE AGREEMENT

(LETTERHEAD OF COMPANY COUNSEL)




TO:  HAMBRECHT & QUIST GUARANTY FINANCE

Ladies and Gentlemen:

     We have acted as counsel to Interactive Telesis Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale to you of the warrants (the "Warrants") to purchase an aggregate of 394,737 shares of Series A Convertible Preferred Shares of the Company pursuant to that certain Warrant Purchase Agreement, dated as of EVEN DATE HEREWITH (the "Agreement"), between you and the Company. We are rendering this opinion pursuant to Section
4.3 of the Agreement. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Agreement.

     As counsel to the Company, we participated in the preparation, execution and delivery of the Agreement and the Warrants and have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of documents, corporate records and other writings which we consider relevant for the purposes of this opinion.

     Based upon and subject to the foregoing and subject to the qualifications contained herein, we are of the opinion that:

     1. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the due and valid execution and delivery of the Agreement and for the consummation of the transactions contemplated thereby, including, but not limited to, the issuance and sale of the Warrants to you, has been taken.

     2. The Agreement has been duly executed and delivered by the Company and represents a valid and binding obligation of the Company.

     3. The Warrants have been duly and validly issued and represents a valid and binding obligation of the Company.

     4. The shares of Company's Series A Convertible Preferred Stock (and shares of the Common Stock into which it is convertible) issuable upon exercise of the Warrants have been duly and validly reserved for issuance and, if issued pursuant to the terms and conditions of the Warrants shall be duly authorized, validly issued, fully paid and non-assessable.

                                     Very truly yours,



                                     ___________________________

                                                                       EXHIBIT D
                   FORM OF LEGAL OPINION ON SUBSCRIPTION DATE

November ___, 2000

Hambrecht & Quist Guaranty Finance, LLC
One Bush Street
San Francisco, CA 94104

Ladies and Gentlemen:

We have acted as counsel for Interactive Telesis Inc., a Delaware corporation (the "Company"), in connection with the Loan and Security Agreement and the Equity Line of Credit Agreement dated as of November ___, 2000 (the "Agreements") between the Company and Hambrecht and Quist Guaranty Finance, LLC (H&QGF). The capitalized terms used herein shall have the same meanings as those defined in the Agreements, unless otherwise defined herein.

As such counsel for the Company, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion, including those relating to the authorization, execution and delivery of the Agreements, and we have examined, among other things, originals, certified copies, or copies otherwise identified to us as being true copies of the originals, of the following:

     (a)  the Certificate of Incorporation of the Company, as amended to date;
     (b)  the Bylaws of the Company, as amended to date;
     (c) minutes of the meetings of the Board of Directors of the Company with respect to the transactions covered by this opinion;
     (d) executed copies of the Loan and Security Agreement, the Equity Line of Credit Agreement, the Warrant Purchase Agreement, the Form of Warrant as set forth as an exhibit thereto and the Registration Rights Agreement (the "Transaction Documents");
     (e) the Certificate of Officer of the Company executed by the Chief Executive Officer of the Company, dated as of the date hereof; and
     (f)  the other documents delivered on the Closing Date.

In addition, we have obtained from public officials, officers of the Company and the Company's transfer agent such other certificates and assurances, and we have examined such corporate records, other documents and questions of law, as we have considered necessary or appropriate for purposes of this opinion.

In rendering this opinion, we have assumed the genuineness of all signatures on original documents, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies thereof, the legal capacity of natural persons and the due execution and delivery by parties other than the Company, of all documents where due execution and delivery are a prerequisite to effectiveness thereof. In addition, we have assumed that the representatives and warranties made in the Transaction Documents, and pursuant thereto, are true and correct.

Based upon and subject to the foregoing, and subject to further assumptions, limitations, qualifications and exceptions set forth herein, we are of the opinion that when executed and delivered by the Company to H&QGF, the Transaction Documents will be the legal, valid, and binding obligations of the Company, enforceable by H&QGF against the Company in accordance with their respective terms.

As used in this opinion, the expressions "to our knowledge", "known to us" and similar phrases with reference to matters of fact mean that, after an examination of documents made available to us by the Company, and after inquiries of officers of the Company, but without any further independent factual investigation except as otherwise described herein, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expressions "to our knowledge", "known to us" and similar phrases with reference to matters of fact refer to the actual knowledge of the attorneys of this firm who have thoroughly reviewed the Transaction Documents and the transactions contemplated thereby for the Company. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and not inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinions set forth below.

The opinions set forth above are subject to the following qualifications, limitations and exceptions:
     (a) The legality, validity, binding nature and enforceability of the Company's obligations under the Transaction Documents may be subject to or limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws relating to or affecting the enforceability of creditors' rights generally; (ii) the remedies of specific performance, injunctive relief or similar equitable relief, which may be subject to equitable defenses or to the discretion of the court before which enforcement is sought;
(iii) the validity, binding effect or enforceability of any provisions indemnifying any person against or relieving any person of liability for its own negligent or wrongful acts or in any other circumstances, where enforcement of such provisions may be subject to principles of public policy; (iv) the validity, binding effect or enforceability of provisions pertaining to cumulative remedies; (v) the compliance or noncompliance with applicable state and federal anti-fraud statutes, rules and regulations concerning the issuance or transfer of securities; (vi) the enforceability of provisions of the Transaction Documents purporting to set evidentiary standards or provisions purporting to waive or establish jurisdiction, venue, service of process, the right to a jury trial or statutes of limitations; (vii) the enforceability of provisions in the Transaction Documents purporting to provide for indemnification and/or contributions under certain circumstances; and (viii) the enforceability of provisions of the Transaction Documents purporting to (A) require a party to pay or reimburse attorneys' fees incurred by another party, or indemnify another party therefor, which provisions may be limited by applicable statutes and decisions relating to the collection and award of attorneys' fees, (B) authorize a party to act in its sole discretion, (C) waive procedural, substantive or constitutional rights or defenses, or (D) impose penalties, forfeitures, liquidated damages or an increased rate upon delinquency (to the extent the same is deemed to be a penalty) in payment or upon the occurrence of a default.

The opinions hereinafter expressed are further subject to the qualification that, in rendering the opinion in paragraph 3 below as to the number of shares of capital stock of the Company issued and outstanding, please be advised that we have not served as the Company's transfer agent, and, therefore we have relied upon the Company and its transfer agent for this factual information. In addition, as you know, the consummation of the transactions contemplated by the Agreements are subject to the approval of _____________________________ of the Company.

Based upon and subject to the foregoing and any exceptions noted in the Officers' Certificate, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such a qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     2. Each of the Transaction Documents has been duly and validly authorized, executed and delivered by the Company and constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms.

     3. Based solely on information provided to us by the Company's transfer agent, the authorized capital stock of the Company consists of (i) __________________ shares of Common Stock,

          $0.001 par value per share, of which _____ shares were issued and outstanding as of November ___, 2000; and (ii) _______________ shares of Preferred Stock, of which _____________ shares were designated Series A Convertible Preferred Stock, of which ___________ shares are issued and outstanding. The outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

     4. Except as set forth in the Transaction Documents, including the schedules thereto, there are no options, warrants, or rights to subscribe to, securities, right or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company.

     5. The execution and delivery of the Transaction Documents by the Company do not violate any provision of the Company's Certificate of Incorporation, as amended, or Bylaws and do not, to our knowledge, violate or contravene (i) any governmental statute, rule or regulation applicable to the Company or (ii) any order, writ, judgement, injunction, decree, determination or award which has been entered against the Company and of which we are aware, in any case, the violation or contravention of which would have a Material Adverse Effect.

     6. Except as set forth in the Agreements, there are no lawsuits or proceedings pending or, to our knowledge, threatened, against the Company before any court or administrative agency which question the validity of the Transaction Documents or which might have, either individually or in the aggregate, a Material Adverse Effect.

This opinion is rendered as of the date hereof only, and we do not assume any responsibility to update or modify such opinion based upon new or additional information or facts which arise or come to our attention subsequent to the delivery of this opinion letter to you. This opinion is furnished by us, as counsel to the Company, to you and is solely for your benefit and may not be made available to or replied upon by, nor may copies be delivered to, any other persons or entities or for any other purpose without our prior written consent.

Very truly yours,

                                    EXHIBIT E
               LIST OF OPINIONS TO BE GIVEN ON ANY EFFECTIVE DATE

Based upon and subject to the foregoing and any exceptions noted in the Officers' Certificate, we are of the opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such a qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

     2. The Company has authorized capital stock as set forth in the Registration Statement and Prospectus. All of the outstanding shares of Capital Shares are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights. The Put Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company in accordance with the Equity Agreement, will be duly and validly issued, fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive rights. The rights, preferences and privileges of the Put Shares are as stated in the Certificate of Determinations duly filed with the Secretary of State of the State of Delaware. The Capital Shares and the Put Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus.

     3. To our knowledge, there are no lawsuits or proceedings pending or, to our knowledge, threatened, against the Company, of a character required to be disclosed in the Registration Statement and the Prospectus, which have not been properly disclosed therein.

     4. To our knowledge, all agreements, instruments, franchises, licenses or permits required to be described in the Registration Statement and the Prospectus or required to be filed as exhibits to the Registration Statements have been so described and so filed.

     5. The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data derived therefrom, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act.

     6. The Registration Statement is effective under the Act, and, to our knowledge, no stop order suspending the effectiveness of either of the Registration Statement has been issued and no proceedings therefor have been initiated or threatened by the SEC.

                                    EXHIBIT F

                              OFFICER'S CERTIFICATE
                                       OF
                            INTERACTIVE TELESIS INC.


     Reference is made to the Equity Line of Credit Agreement (the "Equity Agreement") and Registration Rights Agreement (the "Registration Rights Agreement"), both dated as of November ___, 2000 by, and between Hambrecht & Quist Guaranty Finance, LLC ("H&QGF") and Interactive Telesis Inc. (the "Company").

     The undersigned, Donald E. Cameron, being the duly elected, qualified, and authorized President and Chief Executive Officer of the Company, hereby certifies as of the date hereof as follows:

          1. This Certificate is delivered pursuant to Section 7.2(k) of the Equity Agreement. Terms used and not defined herein shall have the meanings set forth in the Equity Agreement.

          2. All the representations and warranties of the Company in the Equity Agreement and in the Registration Rights Agreement are true and correct in all material respects as at the date hereof (except for representations and warranties specifically made as of a particular date).

          3. All of the conditions precedent to the right of the Company to issue and sell Put Shares in the Equity Agreement and other matters provided for in the Equity Agreement and Registration Rights Agreement which are required to have been complied with in connection with the Company's exercise of its right to sell Put Shares to H&QGF have been fully complied with in all material respects.


          IN WITNESS WHEREOF, I have hereunto set my hand to this Certificate as of this _____ day of _________________, 200__.


                                           _______________________________
                                           William R. Adams
                                           Secretary and Chief Financial Officer

                                    EXHIBIT G

                           TRANSFER AGENT INSTRUCTIONS

November ____, 2000

PACIFIC CORPORATE TRUST
830-625 Howe Street
Vancouver, BC V6C 3B8
Attn:    Laurie Waddington

         Re:   Interactive Telesis Inc.

Ladies and Gentlemen:

     You are hereby irrevocably instructed from time to time upon transfer of shares of our Common Stock issued upon conversion of shares of our Series ___ Preferred Stock (the "Registrable Securities") by Hambrecht & Quist Guaranty Finance, LLC (the "Investor") to issue certificates evidencing such Registrable Securities free of restrictive legends during the following periods and under the following circumstances and with consultation by you with us or our counsel and without the need for any further advice or instruction or documentation to you by or from us or our counsel or the Investor.

         (a) At any time after the effective date of the Registration Statement on Form S-1, SB-2, or SB-2 under the Securities Act or such other form that the Company is elegible to use or that the SEC deems appropriate covering resale of the Registrable Securities (the "Registration Statement"), upon surrender of one or more certificates evidencing Registrable Securities that bear a restrictive legend referring to the Securities Act of 1933, as amended (the "Legend"), to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective and (ii) if reasonably requested by you, the Investor confirms to you that the Investor has complied with the prospectus delivery requirement of the Securities Act.

At any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or
(ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who shall upon such transfer be entitled to freely tradable securities.


                       Sincerely yours,

                       INTERACTIVE TELESIS INC.



                       By: ____________________________________

                       Title: _________________________________


cc:   Hambrecht & Quist Guaranty Finance, LLC




                                     Page 2